Exhibit 99.1 EMPOWERING muscle EMPOWERING lives

Forward-Looking Statements This presentation contains forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995 (the “Act”). Cytokinetics, Incorporated (“Cytokinetics” or the “Company”) disclaims any intent or obligation to update these forward-looking statements and claims the protection of the Act's Safe Harbor for forward-looking statements. Examples of such statements include, but are not limited to, statements express or implied related to Cytokinetics’ research and development and commercial readiness activities, including the initiation, conduct, design, enrollment, progress, continuation, completion, timing and results of clinical trials, projections regarding growing prevalence, low survival rates and market opportunity in heart failure, hypertrophic cardiomyopathy (HCM) or heart failure with preserved ejection fraction (HFpEF); projections regarding the size of the addressable patient population for aficamten, omecamtiv mecarbil, CK-136, CK-586 or any of our other drug candidates; Cytokinetics’ commercial readiness for aficamten or omecamtiv mecarbil; our ability to submit a new drug application for aficamten with FDA in the third quarter 2024 or a marketing authorization application with EMA in the fourth quarter 2024, the likelihood and/or timing of regulatory approval for our planned new drug application for aficamten, omecamtiv mecarbil or any future new drug application for any of our other drug candidates or the anticipated timing of any interactions with FDA, EMA or any other regulatory authorities in connection thereto; the timing of completion of MAPLE-HCM, ACACIA-HCM, CEDAR-HCM or any of our other clinical trials, the efficacy or safety of aficamten, omecamtiv mecarbil, CK-136, CK-586 or any of our other drug candidates, our ability to fully enroll or to announce the results of any of our clinical trials by any particular date; the properties, potential benefits and commercial potential of aficamten, omecamtiv mecarbil, CK-136, CK-586 or any of Cytokinetics’ other drug candidates. Such statements are based on management's current expectations; but actual results may differ materially due to various risks and uncertainties, including, but not limited to, potential difficulties or delays in the development, testing, regulatory approvals for trial commencement, progression or product sale or manufacturing, or production of Cytokinetics’ drug candidates that could slow or prevent clinical development or product approval, including risks that current and past results of clinical trials or preclinical studies may not be indicative of future clinical trial results, patient enrollment for or conduct of clinical trials may be difficult or delayed, Cytokinetics’ drug candidates may have adverse side effects or inadequate therapeutic efficacy, the FDA or foreign regulatory agencies may delay or limit Cytokinetics’ ability to conduct clinical trials, and Cytokinetics may be unable to obtain or maintain patent or trade secret protection for its intellectual property; Cytokinetics may incur unanticipated research, development and other costs or be unable to obtain financing necessary to conduct development of its products; standards of care may change, rendering Cytokinetics’ drug candidates obsolete; and competitive products or alternative therapies may be developed by others for the treatment of indications Cytokinetics’ drug candidates and potential drug candidates may target. These forward-looking statements speak only as of the date they are made, and Cytokinetics undertakes no obligation to subsequently update any such statement, except as required by law. For further information regarding these and other risks related to Cytokinetics’ business, investors should consult Cytokinetics’ filings with the Securities and Exchange Commission (the “SEC”). Disclaimer This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved by the U.S. Food and Drug Administration. These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. The assumptions used in the preparation of this presentation, although considered reasonable by us at the time of preparation, may prove to be incorrect. You are cautioned that the information is based on assumptions as to many factors and that actual results may vary from the results projected and such variations may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained herein or rely on them as predictions of future events. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Certain information contained in this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. 2

Structured Financing Transaction with Royalty Pharma Four Separate Components Providing $250M upon Closing; up to $575M Total Royalty Pharma R&D Partnership, Royalty Monetization, Long-term Debt and Equity Investment Diversifies access to capital to support potential commercial launch and monetize/advance myosin focused pipeline CK-586: R&D Funding Aficamten: Potential Commercial Launch Omecamtiv Mecarbil: R&D Funding Capital Cytokinetics to receive $50M upfront in exchange Cytokinetics to receive $100M in upfront capital for 1.0% royalty on net sales of CK-586 to fund confirmatory Phase 3 clinical trial Cytokinetics to receive $50M upfront capital Royalty Pharma will have option to invest up to If new Phase 3 clinical trial is positive and FDA Cytokinetics eligible to draw additional $175M additional $150M for Phase 3 development approval is received within specified time frames, within 12 months of FDA approval for oHCM Royalty Pharma will receive 1.0x milestone If Royalty Pharma opts in to Phase 3 funding, it will Capital repayable over 10 years in quarterly payment and incremental 2.0% royalty on global be eligible to receive up to 0.75x milestone upon installments (totaling 1.9x) net sales and/or fixed quarterly payments certain regulatory approvals and 4.5% royalty on global net sales Otherwise Cytokinetics required to repay loan in fixed quarterly payments (totaling 2.275x – If Royalty Pharma does not opt in to Phase 3 2.375x) over either 18 or 22 quarters funding, eligible for 1% royalty on global net sales Royalty Pharma’s royalty on aficamten was restructured so that Royalty Pharma will now receive 4.5% up to $5.0 billion of annual net sales of aficamten and 1% above $5.0 billion of annual net sales compared to the prior 4.5% up to $1.0 billion of annual net sales and 3.5% above $1.0 billion of annual net sales Royalty Pharma to purchase $50M of Cytokinetics’ common stock, at Cytokinetics’ option, subject to certain conditions 3

Achieve regulatory approvals for drugs arising from our pipeline Build commercial capabilities to market and sell our medicines reflective of their innovation and value Generate sustainable and growing Our vision is to be the revenues from product sales leading muscle biology biopharma company that meaningfully improves the lives of patients with diseases of impaired muscle function through access to our pioneering medicines Leading with Science, Expand our development programs As always, we will support disease advocacy groups elevating the patient voice and live by our values of Expand our discovery platform to muscle integrity, fairness and compassion in all that we do. energetics, growth and metabolism Be the science-driven company people want to join and partner with 4

Sarcomere Directed Drug Development The sarcomere is a molecular structure found in skeletal and cardiac muscle that enables myocytes to contract and generate force ACTIVATE INHIBIT INHIBIT ACTIVATE Troponin Omecamtiv CK-136 Aficamten CK-586 Mecarbil (Cardiac) (Cardiac) (Cardiac) Myosin (Cardiac) Tropomyosin Actin Calcium Thin filament Myosin ATP head Myosin lever arm Thick filament 5 5

A Commitment to Muscle-Directed Cardiac Medicines Building a specialty cardiology franchise anchored by aficamten Protein Target Therapeutic Area Drug Candidate Research Pre-Clinical Phase 1 Phase 2 Phase 3 Approval Preparing for regulatory oHCM Aficamten submissions in 2H 2024 Myosin oHCM Aficamten (First-line*) Pediatric oHCM Aficamten Myosin-Targeted Therapy nHCM Aficamten HFpEF CK-586 Omecamtiv HFrEF Mecarbil Troponin Troponin- Heart Failure, CK-136 Targeted Therapy other Muscle Biology Other Biology Research Directed *Pending results from MAPLE-HCM, an ongoing Phase 3 clinical trial evaluating for the potential superiority of aficamten as monotherapy compared to metoprolol as monotherapy in patients with obstructive HCM. All drug candidates above are investigational products and are not approved as safe or effective for any indication. 6

Building a Specialty Cardiology Franchise Anchored by *Aficamten*

Potential patient market for specialty cardiology franchise strategy


Myosin
Troponin
Myosin-Targeted Therapies
Troponin-Targeted Therapies


450-700K[1,2]
oHCM patients in 2025-2026
250-400K[1,2]
nHCM patients in 2027
800K[3]
HFpEF + EF ≥ 65% in 2030
Aficamten
oHCM
SEQUOIA-HCM
First potential indication
Aficamten
oHCM
MAPLE-HCM
Potential to expand to first-line treatment
Aficamten
nHCM
ACACIA-HCM
Potential to expand into nHCM
CK-586
HFpEF
With nHCM as a proxy, potential to expand into HFpEF
Omecamtiv Mecarbil
HFrEF
Potential in HFrEF in Europe
CK-136
Heart failure
Potential to expand to subsets of heart failure

Estimated prevalence in US only

All drug candidates above are investigational products and are not approved as safe or effective for any indication.

1. Cardiovascular Research Group: CVrg Market Strategies: Heart Failure, p 48, Q4 2022; Maron BJ: et al: Prevalence of Hypertrophic Cardiomyopathy In A General Population of Young Adults, Circulation 1995;92;785-789; Semsarian C. et al: New Perspectives on the Prevalence of Hypertrophic Cardiomyopathy, J. Am, Coll. Cardiol. 2015; 65: 1249-1254;
2. Lu DY et al: Clinical Outcomes in Patients With Nonobstructive, Labile, and Obstructive Hypertrophic Cardiomyopathy. J. Am. Heart Assoc. 2018;7:1-11
3. Dunlay et al (2012) Circ Heart Fail. 2012 Nov;5(6):720-6. doi: 10.1161/CIRCHEARTFAILURE.111.966366. Epub 2012 Aug 30.

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Aficamten 8

Opportunity for CMIs in Diagnosed, Symptomatic HCM Patients


Prevalence of HCM[1]
700K to 1.1M
~65%
oHCM[1,3]
~35%
nHCM[1,3]
US
oHCM Prevalence
450-700K[1,3]
Diagnosed oHCM
~200K[2,3]
Sympt.
>130K[4,5]
US
nHCM Prevalence
250-400K[1,3]
Diagnosed nHCM
~100K[2,3]
Sympt.
>40K[4,5]

Projections and forecasts for illustration.

1. Cardiovascular Research Group: CVrg Market Strategies: Heart Failure, p 48, Q4 2022; Maron BJ: et al:: Prevalence of Hypertrophic Cardiomyopathy In A General Population of Young Adults, Circulation 1995;92;785-789; Semsarian C. et al: New Perspectives on the Prevalence of Hypertrophic Cardiomyopathy, J. Am, Coll. Cardiol. 2015; 65: 1249-1254;
2. DoF: SHA; Symphony PTD (Patient Transaction Data): Includes patients diagnosed since 2016 and having any HC transaction in the claims data universe in the last year June 2022-May 2023);
3. Lu DY et al: Clinical Outcomes in Patients With Nonobstructive, Labile, and Obstructive Hypertrophic Cardiomyopathy. J. Am. Heart Assoc.2018;7:1-11
4. DoF: SHA Symphony PTD (Patient Transaction Data) includes any patients with symptoms in the last 2 years: angina, dyspnea, fatigue, palpitations, syncope, tachycardia; and/or treatments in the past 2 years: bb, ccb, dyso, ralo, Camzyos;
5. DoF Primary market research: 443 HCPs treating HCM - % of nHCM patients not considered under control with current SOC.

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Aficamten: Mechanism of Action Aficamten stabilized myosin in the released post-powerstroke state unable to hydrolyze ATP “Fewer hands pulling on the rope” Before Aficamten After Aficamten Mechanochemical domain ATP AF Post-Powerstroke State Actin sliding Actin sliding Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 10

Aficamten: Aspirational Target Profile Potential next-in-class cardiac myosin inhibitor No clinically Rapid Rapid Speed to Predictable No meaningful onset reversibility optimal dose dose response teratogenicity P450 liabilities Aspirational information. Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 11

Aficamten: Clinical Development Plan for HCM Phase 2 Phase 1 Phase 3 SAD & MAD REDWOOD-HCM Cohorts 1-3 SEQUOIA-HCM Healthy obstructive HCM obstructive HCM Target Volunteers Placebo controlled; echocardiography endpoints Pivotal trial with exercise endpoint (peak VO2) IND Filed NDA Potential for Well tolerated dose Improved LVOT gradient approval based with desired PD effects on results from MAPLE-HCM SEQUOIA-HCM obstructive HCM Phase 1 Aficamten monotherapy vs. Metoprolol monotherapy Study in healthy Japanese REDWOOD-HCM Cohort 4 ACACIA-HCM volunteers non-obstructive HCM non-obstructive HCM Proof of activity Pivotal trial in patients with symptomatic nHCM KEY Complete CEDAR-HCM Pediatric obstructive HCM Ongoing Trial in a pediatric population with symptomatic oHCM Not Yet Started FOREST-HCM obstructive & non-obstructive HCM Extension study for long-term safety & efficacy Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 12

SEQUOIA-HCM: Phase 3 Trial

Primary endpoint: **Change in pVO_2 by CPET from baseline to Week 24**

Secondary objectives include measuring **change in KCCQ & improvement in NYHA class at week 12 and 24**

Enrolled 282 patients treated with standard of care with:
- **resting LVOT-G ≥30 mmHg,**
- **post-Valsalva LVOT-G ≥50 mmHg,**
- **NYHA Class II or III,**
- **exercise performance <80% predicted**

Individualized dose up-titration based on echocardiography: LVEF ≥55%, post-Valsalva LVOT-G ≥30 mmHg



Patients with oHCM treated with SOC with post-Valsalva peak LVOT-G ≥50 mmHg & NYHA class II/III
Screening
Randomization
1
1
Aficamten + SoC
Placebo + SoC
End of Study
Study Visits
Screen
D1
W2
W4
W6
W8
W12
W16
W20
W24
W28
Echocardiogram
CPET
KCCQ
NYHA
Echocardiogram
Dose Options (Dose optimization completed by Week 8)
5 mg QD
10 mg QD
15 mg QD
20 mg QD

SOC: standard of care
** Focused echocardiogram*

Cytokinetics
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SEQUOIA-HCM: Baseline Characteristics

SEQUOIA HCM

Baseline characteristics reflect highly symptomatic patient population with reduced exercise capacity

- Significant **symptom burden** despite background therapy
- 61% of patients on **beta-blockers**
- Baseline pVO_2 reflects patient population with **reduced exercise capacity**

	Aficamten n=142	Placebo n=140
Age, y	59.2 ± 12.6	59.0 ± 13.4
Female sex, n (%)	56 (39.4)	59 (42.1)
Race, n (%)		
White	108 (76.1)	115 (82.1)
Geographic region, n (%)		
North America	49 (34.5)	45 (32.1)
China	24 (16.9)	22 (15.7)
Europe and Israel	69 (48.6)	73 (52.1)
Medical history, n (%)		
Hypertension	75 (52.8)	70 (50.0)
Paroxysmal atrial fibrillation	21 (14.8)	20 (14.3)
Permanent atrial fibrillation	2 (1.4)	1 (0.7)
CPET		
pVO_2 (mL/kg/min)	18.5 (4.5)	18.6 (4.5)
Percent of predicted pVO_2 (%)	58 (13)	57 (12)

Values are the mean ± SD unless otherwise indicated.

	Aficamten n=142	Placebo n=140
Background HCM therapy, n (%)		
Beta-blocker	86 (60.6)	87 (62.1)
Calcium channel blocker	45 (31.7)	36 (25.7)
Disopyramide	16 (11.3)	20 (14.3)
None	19 (13.4)	22 (15.7)
KCCQ-CSS	76 ± 18	74 ± 18
NYHA FC, n (%)		
II	108 (76.1)	106 (75.7)
III/IV	34 (23.9)	34 (24.3)
Median NT-proBNP (IQR), pg/mL	818 (377–1630)	692 (335–1795)
Median hs-cTnI (IQR), ng/L	12.9 (7.6–33.6)	11.5 (7.7–25.0)
Echocardiographic parameters		
Valsalva LVOT-G, mmHg	82.9 ± 32	83.3 ± 33
Resting LVOT-G, mmHg	54.8 ± 27	55.3 ± 32
LVEF, %	74.8 ± 5.5	74.8 ± 6.3
Maximal LV wall thickness, mm	20.7 ± 3.0	21.0 ± 3.0

Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.
Maron M. "Aficamten for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy". ESC Heart Failure 2024.

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SEQUOIA-HCM: Dosing

SEQUOIA HCM

***Aficamten* dose at Week 8**
(end of titration)


3%
13%
49%
35%
5 mg
10 mg
15 mg
20 mg

There were no differences in age, sex, ethnicity, body mass index, or comorbidities (diabetes, hypertension or AF) between dose groups

Mean ± SD, n (%), or median (IQR)	Placebo n=140	5 mg n=5	10 mg n=18	15 mg n=49	20 mg n=68
% per treatment group	100%	3.5%	12.7%	34.5%	47.9%
Background HCM therapy					
Beta-blocker	87 (62.1)	5 (100.0)	10 (55.6)	31 (63.3)	40 (58.8)
Calcium channel blocker	36 (25.7)	1 (20.0)	3 (16.7)	17 (34.7)	24 (35.3)
Disopyramide	20 (14.3)	1 (20.0)	5 (27.8)	3 (6.1)	7 (10.3)
Baseline study assessments					
KCCQ-CSS	74 ± 18	68 ± 26	75 ± 19	77 ± 20	75 ± 17
NYHA class II	106 (75.7)	3 (60.0)	16 (88.9)	33 (67.3)	54 (79.4)
NT-proBNP, pg/mL	692 (335, 1795)	1133 (992, 1475)	338 (283, 674)	871 (428, 1505)	962 (511, 2085)
hs-cTnI, ng/L	12 (8, 25)	12 (6, 234)	10 (5, 17)	13 (7, 24)	16 (8, 38)
pVO_2, mL/kg/min	18.6 ± 4.5	18.7 ± 2.9	18.6 ± 3.9	18.2 ± 4.1	18.3 ± 4.9
Echocardiographic parameters (core laboratory)					
LVEF at baseline, %	75 ± 6	71 ± 12	76 ± 5	75 ± 5	75 ± 5
Peak LVOT-G at rest	55 ± 32	29 ± 13	45 ± 21	56 ± 24	58 ± 30
Peak LVOT-G post-Valsalva	83 ± 33	51 ± 24	71 ± 29	84 ± 26	88 ± 35
Left ventricular MWT, cm	2.10 ± 0.30	2.42 ± 0.74	1.94 ± 0.22	2.04 ± 0.26	2.11 ± 0.28

Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.
hs-cTnI, high-sensitive cardiac troponin; IQR, interquartile range; KCCQ-CSS, Kansas City Cardiomyopathy Questionnaire-Clinical Summary score; MWT, maximal wall thickness; NT-proBNP, N-terminal pro b-type natriuretic peptide; NYHA, New York Heart Association.
Coats CJ. "Dosing and Safety Profile of Aficamten in Symptomatic Obstructive Hypertrophic Cardiomyopathy". ESC Heart Failure 2024.

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SEQUOIA-HCM: Primary Endpoint Significant improvement in exercise capacity compared to placebo Results presented at Heart Failure 2024 and published in NEJM Absolute Change from Baseline to Week 24 LS mean Change from Baseline to Week 24 P=0.000002 Aficamten 2.5 Placebo 21 2.0 1.5 Data are mean and 95% CI 20 1.0 LS mean difference (SE) vs placebo: 1.74 mL/kg/min (0.36) 19 0.5 ΔpVO = 0.0 ml/kg/min 2 ΔpVO = 0.0 ml/kg/min 2 0.0 18 −0.5 Placebo Aficamten Baseline Week 24 Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Maron M. “Aficamten for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy”. ESC Heart Failure 2024. 16 pVO (mL/kg/min) 2 ΔpVO (mL/kg/min) 2

SEQUOIA-HCM: Subgroup Analysis

Results consistent across all prespecified subgroups including patients receiving or not receiving background beta-blockers

	n (Afi/Plb)	*Aficamten* LS mean	Placebo LS mean	Mean difference (95% CI)
Age				
<65 y	85/84	2.4	0.4	2.0 (1.1, 2.8)
≥65 y	57/56	0.9	−0.5	1.4 (0.3, 2.5)
Sex				
Male	86/81	2.5	0.7	1.8 (0.9, 2.7)
Female	56/59	0.6	−0.8	1.4 (0.4, 2.5)
Baseline BMI				
<30 kg/m²	97/94	1.9	0.1	1.8 (1.0, 2.7)
≥30 kg/m²	45/46	1.4	−0.2	1.6 (0.3, 2.8)
Baseline Median LVEF				
≤75.6%	73/68	1.9	0.0	1.8 (0.8, 2.8)
>75.6%	69/72	1.7	0.0	1.6 (0.6, 2.6)
Baseline NYHA FC				
Class II	108/106	2.0	0.3	1.7 (0.9, 2.5)
Class III /IV	34/34	1.0	−0.9	1.9 (0.5, 3.3)
Baseline Median KCCQ-CSS				
≤78.1	67/75	1.7	−0.1	1.8 (0.8, 2.8)
>78.1	75/65	1.8	0.1	1.7 (0.7, 2.6)



Favors Placebo
Favors Treatment

Interaction *P* values were >0.05 for all prespecified subgroups

	n (Afi/Plb)	*Aficamten* LS mean	Placebo LS mean	Mean difference (95% CI)
Baseline NT-proBNP (median)				
≤ 788 pg/mL	66/73	2.2	0.6	1.7 (0.7, 2.7)
> 788 pg/mL	73/65	1.4	−0.6	2.0 (1.0, 2.9)
CPET Modality				
Treadmill	78/77	2.5	0.2	2.3 (1.4, 3.2)
Bicycle	64/63	0.9	−0.1	1.0 (−0.0, 2.1)
Baseline Median pVO_2				
≤18.4 mL/kg/min	74/67	1.5	−0.1	1.6 (0.6, 2.5)
>18.4 mL/kg/min	68/73	2.0	0.1	1.9 (1.0, 2.9)
Baseline Beta-Blocker Use				
Yes	86/87	1.4	−0.2	1.6 (0.7, 2.5)
No	56/53	2.2	0.2	1.9 (0.8, 3.1)
Baseline Resting LVOT (median)				
≤51.1 mmHg	72/69	1.8	0.5	1.3 (0.3, 2.3)
>51.1 mmHg	70/71	1.7	−0.4	2.1 (1.2, 3.1)
Genotype				
Positive	20/22	1.6	−1.0	2.6 (0.9, 4.2)
Negative	71/70	1.4	−0.1	1.4 (0.5, 2.3)



Favors Placebo
Favors Treatment

***Aficamten* is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.**

Maron M. "*Aficamten* for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy". ESC Heart Failure 2024.

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SEQUOIA-HCM: Secondary Endpoints Statistically significant improvements in all 10 pre-specified secondary endpoints Endpoints P value Primary Endpoint pVO change from baseline to Week 24 <0.0001 2 Secondary Endpoints 1. KCCQ-CSS change from baseline to Week 24 <0.0001 2. NYHA Class Improvement by at least 1 class at Week 24 <0.0001 3. Valsalva LVOT-G change from baseline to Week 24 <0.0001 4. % Valsalva LVOT-G <30 mmHg at Week 24 <0.0001 5. Duration of SRT Eligible during 24 Weeks of Treatment <0.0001 6. KCCQ-CSS change from baseline to Week 12 <0.0001 7. NYHA Class Improvement by at least 1 class at Week 12 <0.0001 8. Valsalva LVOT-G change from baseline to Week 12 <0.0001 9. % Valsalva LVOT-G <30 mmHg at Week 12 <0.0001 10. Total workload change from baseline to Week 24 <0.0001 Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Maron M. “Aficamten for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy”. ESC Heart Failure 2024. 18

SEQUOIA-HCM: Secondary & Exploratory Endpoints Significant improvement in post-Valsalva left ventricular outflow tract gradient (LVOT-G) LS mean difference: Resting LVOT-G Valsalva LVOT-G - 50 mmHg 100 100 90 90 80 80 70 70 60 60 50 50 40 40 30 30 20 20 0 2 4 6 8 12 16 20 24 28 0 2 4 6 8 12 16 20 24 28 Weeks Weeks Aficamten Placebo Washout Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Error bars are 95% CI Maron M. “Aficamten for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy”. ESC Heart Failure 2024. 19 Resting LVOT-G (mmHg) Valsalva LVOT-G (mmHg)

SEQUOIA-HCM: Secondary & Exploratory Endpoints LS mean difference: ≥1 NYHA FC Improvement KCCQ-CSS 7 points 100 100 90 80 58% 90 70 60 80 50 40 30 70 20 10 60 0 0 2 4 6 8 12 16 20 24 28 2 4 6 8 12 16 20 24 Weeks Weeks 78 fewer days 80% reduction Guideline Eligibility for SRT NT-proBNP spent SRT-eligible from baseline to Wk 24 100 1000 80 800 60 600 40 400 20 200 Aficamten 0 Placebo 0 2 4 6 8 12 16 20 24 28 0 2 4 6 8 12 16 20 24 28 Washout Weeks Number of patients Weeks Aficamten 139 141 141 139 139 139 137 139 136 135 Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Error bars are 95% CI Placebo 138 138 139 136 137 135 135 137 134 135 Maron M. “Aficamten for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy”. ESC Heart Failure 2024. 20 Proportion of patients with ≥1 Proportion of Patients NYHA FC improvement (%) SRT Eligible (%) NT-proBNP (ng/L) Geometric Mean (95% CI) KCCQ–CSS

SEQUOIA-HCM: Responder Analysis Significant improvement in exercise capacity and symptoms in composite responder endpoint Aficamten Placebo n=142 n=140 ≥1.5 mL/kg/min increase in pVO and ≥1 NYHA FC improvement 2 or 60 (42) 19 (14) ≥3.0 mL/kg/min increase in pVO and no worsening of NYHA FC, n (%) 2 ≥1.5 mL/kg/min increase in pVO and ≥1 NYHA class improvement 44 (31) 9 (6) 2 ≥3.0 mL/kg/min increase in pVO and no worsening of NYHA class 37 (26) 13 (9) 2 Both ≥3.0 mL/kg/min increase in pVO and ≥1 NYHA class improvement 21 (15) 3 (2) 2 Common rate difference vs placebo 28.7 (95% CI) (18.8, 38.6) P value <0.0001 Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Maron M. “Aficamten for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy”. ESC Heart Failure 2024. 21

SEQUOIA-HCM: Safety Data Placebo Aficamten Event, n (%) (n=140) (n=142) Overall AEs 99 (70.7) 105 (73.9) Headache 10 (7.1) 11 (7.7) Hypertension 3 (2.1) 11 (7.7) Palpitations 4 (2.9) 10 (7.0) AEs with ≥5% incidence Upper respiratory infection 12 (8.6) 9 (6.3) COVID-19 9 (6.4) 8 (5.6) Dyspnea 8 (5.7) 8 (5.6) There were no serious adverse SAEs 13 (9.3) 8 (5.6) cardiovascular Cardiac AEs 21 (15.0) 24 (16.9) events associated with aficamten Discontinuations 4 (2.9) 5 (3.5) treatment in SEQUOIA-HCM New-onset AF 1 (0.7) 1 (0.7) Appropriate ICD shock 1 (0.7) 0 a LVEF <50% by core laboratory 1 (0.7) 5 (3.5) Dose reduction based on 1 (0.7) 7 (4.9) site-read LVEF <50% a 1 placebo- and 1 aficamten-treated patient overlap with dose reduction based on site-read LVEF <50%. Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. AE, adverse event; SAE, serious adverse event. Coats CJ. Dosing and Safety Profile of Aficamten in Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024. 22

SEQUOIA-HCM: Change in LVEF Modest reduction in LVEF in patients on aficamten resulted in large reductions in LVOT-G Distribution of Categorical Changes in Core Laboratory Mean Change in Core Laboratory LVEF Over 24 Weeks LVEF from Baseline to Week 24 Placebo corrected 100 Washout ΔLVEF = -4.8% Aficamten Decline ≥20% Placebo Decline 75 ≥15% to <20% Decline ≥10% to <15% 50 Decline ≥5% to <10% Aficamten (core) Decline 25 Aficamten (site) ≥0% to <5% Placebo (core) Increase Placebo (site) >0% 0 0 2 4 6 8 12 16 20 24 28 0 10 20 30 40 50 60 Study visit (Week) Patients (%) Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Coats CJ. Dosing and Safety Profile of Aficamten in Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024. 23 Mean LVEF (%) LVEF change category

SEQUOIA-HCM: Low Incidence of LVEF <50%

5 (3.5%) of patients on *aficamten* had LVEF <50% determined by the core laboratory



Site Interpreted LVEF <50%
Core Laboratory LVEF <50% 1° Analysis
6 → aficamten
0 → placebo
1 → aficamten[a]
1 → placebo
4[b] → aficamten
0 → placebo

a COVID-19 infection preceded LVEF <50% based on both core and site laboratory assessments.
b Did not undergo dose adjustment (3.5%)

- **No treatment interruptions** occurred
- **No heart failure** was experienced by any *aficamten*-treated patient with LVEF <50% by either core laboratory or site interpreted
- All *aficamten* patients with LVEF <50% were **reversible**

Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.
Coats CJ. Dosing and Safety Profile of *Aficamten* in Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024.

Cytokinetics

24

SEQUOIA-HCM: Low Overall Incidence of LVEF <50%

Core lab LVEF was prespecified source for statistical analyses

SEQUOIA HCM

LVEF <50% assessed at 3.5% by core lab and 4.9% by site

Prespecified Analysis

Core Lab Only LVEF <50%
4 *aficamten* patients

Age, y, Sex	*Aficamten* Dose, mg/d	BL Core LVEF, %	Study Week With Lowest Core LVEF	Lowest Core LVEF %	Matching Site LVEF %	NYHA Class	KCCQ-CSS	NT-proBNP, Change from BL, ng/dL	Down-Titration, mg	Next Visit LVEF Core	Matching Site LVEF %
30 M	20	65	8	48	62	1	+21	−535	N/A	56	65
57 F	5	56	24	46	60	2	+14	−372	N/A	51	NR
72 F	15	80	20	48	52	1	+5	−403	N/A	52	51
57 F	20	84	16	43	59	1	+12	−921	N/A	72	68

Both Core & Site-Read LVEF <50%
1 *aficamten* patient
1 placebo patient

Age, y, Sex	*Aficamten* Dose, mg/d	BL Core LVEF, %	Study Week With Lowest Core LVEF	Lowest Core LVEF %	Matching Site LVEF %	NYHA Class	KCCQ-CSS	NT-proBNP, Change from BL, ng/dL	Down-Titration, mg	Next Visit LVEF Core	Matching Site LVEF %
75 F	Placebo	53	6	48	45	3	+29	−291	N/A	50	51
72 F *	15	63	16	34	49	2	+14	111	15 to 10	55	51

Site-Read Only LVEF <50%
6 *aficamten* patients

Age, y, Sex	*Aficamten* Dose, mg/d	BL Core LVEF, %	Study Week With Lowest Site LVEF	Lowest Site LVEF %	Matching Core LVEF %	NYHA Class	KCCQ-CSS	NT-proBNP, Change from BL, ng/dL	Down-Titration, mg	Next Visit LVEF Core	Matching Site LVEF %
41 M	20	70	16	47	59	2	+2	−1597	20 to 15	54	50
52 M	20	69	16	46	51	1	+25	−712	20 to 15	60	50
76 F	15	87	16	48	53	3	+22	−44	15 to 10	52	50
59 M	15	77	12	48	70	2	+10	−1482	15 to 10	60	55
54 M	15	76	8	49	72	1	+31	−162	15 to 10	60	54
66 M	20	76	20	45	53	3	+8	−83	20 to 15	61	60

* COVID-19 infection preceded LVEF <50% based on both core and site laboratory assessments.
NR = not recorded, site LVEF were not obtained following Week 24 per protocol
Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.

Coats CJ. Dosing and Safety Profile of *Aficamten* in Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024.

Cytokinetics
25

Implementation of Dosing in Real-World Setting (FOREST-HCM) Low incidence of LVEF <50% in patients with oHCM treated with aficamten N = 282 N = 267 5% 5% 4% 4.2% 4% 3% 3% 3.0% 2.8% 2% 2% 1% 1% 1 patient in common 0% 0% Core Lab Site Site ü No treatment interruptionsü No treatment interruptions ü No heart failure eventsü No heart failure events ü All reversibleü All reversible ü Great majority of patients on highest dosesü Great majority of patients on highest doses Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. SEQUOIA-HCM Source: Coats CJ. Dosing and Safety Profile of Aficamten in Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024. FOREST-HCM Source: Data on file – data cut 15 Apr 24 26 Placebo-corrected Incidence LVEF <50% Incidence LVEF <50%

SEQUOIA-HCM: Conclusions

Trial underscores potential clinical efficacy & safety of *aficamten* in patients with symptomatic oHCM

- Patients treated with *aficamten* observed to have:
  - **Clinically meaningful improvements in exercise capacity (pVO_2), consistent across all prespecified subgroups**
  - **Significant reduction in the burden of limiting symptoms** based on improvement in KCCQ-CSS and NYHA Functional Class
- ***Aficamten* was generally well-tolerated with low frequency of LVEF <50%,** all asymptomatic, with no treatment interruptions and no instances of worsening HF
- **Functional & symptomatic improvements associated with benefits as early as 2 weeks; remained consistent & durable throughout treatment period:**
  - Substantial relief from resting and provocable LVOT obstruction observed
  - Large reductions in cardiac biomarker NT-proBNP observed
  - Considerable reduction in the number of patients eligible for SRT observed
- **Treatment effects were reversible within the 4-week washout period**

The NEW ENGLAND JOURNAL of MEDICINE

ORIGINAL ARTICLE

Aficamten for Symptomatic Obstructive Hypertrophic Cardiomyopathy

M.S. Maron, A. Masri, M.E. Nassif, R. Barriales-Villa, M. Arad, N. Cardim, L. Choudhury, B. Claggett, C.J. Coats, H.-D. Düngen, P. Garcia-Pavia, A.A. Hagège, J.L. Januzzi, M.M.Y. Lee, G.D. Lewis, C.-S. Ma, M. Michels, I. Olivotto, A. Oreziak, A.T. Owens, J.A. Spertus, S.D. Solomon, J. Tfelt-Hansen, M. van Sinttruije, J. Veselka, H. Watkins, D.L. Jacoby, S.B. Heitner, S. Kupfer, F.I. Malik, L. Meng, A. Wohltman, and T.P. Abraham, for the SEQUOIA-HCM Investigators*

Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.

Maron M. "*Aficamten* for the Treatment of Symptomatic Obstructive Hypertrophic Cardiomyopathy". ESC Heart Failure 2024.
Coats CJ. Dosing and Safety Profile of *Aficamten* in Symptomatic Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024.
Lewis G. Enhancing Exercise Response in Obstructive Hypertrophic Cardiomyopathy. ESC Heart Failure 2024.

Cytokinetics

27

Preparing for Regulatory Submissions to FDA, EMA • Participated in two meetings with FDA in Q1 2024 • Type B meeting with FDA to occur in Q2 2024 2024 • Meetings with EMA in Q2 2024 • Expect to submit NDA to FDA in Q3 2024 and Positive Results from MAA to EMA in Q4 2024: development of all SEQUOIA-HCM modules underway and manufacturing activities on track Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 28

Aspirational Profile of Aficamten & Results from SEQUOIA-HCM Inform Potential REMS REMS Existing Aficamten Aspirational Profile Potential Unique REMS Challenges • Rapid onset • Rapid reversibility • Speed to optimal dose Potential for: Echo frequency • SEQUOIA-HCM: No treatment interruptions due to low LVEF Echo monitoring during titration • SEQUOIA-HCM: No instances of as early as 2 weeks, enabling worsening HF titration to max dose of 20 mg in 6 weeks • Predictable dose response Dosing window • Stable over time Up-titration after each echo based on clinical judgement • No teratogenicity • No clinically meaningful P450 liabilities Flexible echo window for dose DDI monitoring • All background therapies & combinations titration and maintenance have been tested in clinical trials • No QTc liability 29

Few Dose Reductions Occurred During Maintenance

FOREST-HCM data cut as of September 15, 2023

FOREST HCM

Dose Titration Phase

- **No treatment-related LVEF <50% during the titration period**
- Of the 94 patients having completed the titration period, ~**2/3 are receiving 15 and 20 mg qd**
- Approximately 30% of patients have **reduced doses or discontinued background therapy** at the discretion of the treating physician and/or request from the patient

Maintenance Phase

- **579 monitoring echocardiograms completed* in oHCM patients**
- **None with LVEF <40%** requiring treatment interruption
- 3 patients (0.5%) with LVEF <50%
  - Two asymptomatic patients (LVEF of 47% and 49%) resulting in per-protocol dose reduction
  - One patient with atrial fibrillation (unrelated) and LVEF of 47%
  - All 3 patients are currently receiving *aficamten* with apparent relief from obstruction, symptoms & improved biomarkers


Down-titration triggered
0.5%
Monitoring Echocardiogram
99.5% - no change

Target dose defined as achieved if Valsalva LVOT-G ≤ 30 mmHg or no dose change for 2 consecutive visits

Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.

Cytokinetics
30

Ongoing Clinical Trials of Aficamten Pivotal Phase 3 of aficamten as Pivotal Phase 3 clinical Clinical trial in a pediatric Open-label extension monotherapy vs. metoprolol trial in nHCM population clinical study in HCM as monotherapy in oHCM Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 31

Cytokinetics Poised to Compete in the Specialty Cardiology Business

Potential for high return on investment

	Broad Cardiology	Specialty Cardiology
Example Therapies	Heart failure, cholesterol, blood thinner	**HCM, TTR amyloidosis**
Prescribers	*Broad*: Cardiologists, PCPs (50K+)	***Concentrated*: Subset of cardiologists (~10K)**
ROI / Prescriber	Limited	**High**
Distribution	Retail	**Limited, specialty distributor**
Customer-Facing Reps	Entry level	**Highly experienced**
Support Services	*Standard*: Affordability / copay	***High-touch*: Financial, education, journey**
Managed Care	Competitive/high rebates	**Managed to label**
Diagnosis	High awareness and diagnosis rate	**Limited awareness with high % undiagnosed**
HCP – Rep Interactions	Brief features/benefits	**Comprehensive broad-based discussion**

Cytokinetics

32

Market Research Shows Aficamten May Achieve High Share & Grow Category oHCM CMI Preference Shares in • Potential target product profile for aficamten Eligible Patient Population* interest creates share opportunity in newly treated CMI patients • Aficamten could also be expected to expand the total CMI market • Key attributes that may drive preference include the potential for: • LVOT gradient reduction Aficamten • Change in NYHA Functional Class >60% • Pharmacodynamics/LVEF maintenance • Change in KCCQ • Absence of DDI n=443 Survey results are based on the aspirational profile of aficamten and if approved, the actual profile could vary materially. Source: Aficamten Impact of Product Attributes on Product Preference Share n=443 cardiologists, Quantitative research including conjoint - Cogent Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 33 Patient Share

If Aficamten is Approved, Expect Majority of CMI-Eligible Patients Available at Launch Diagnosis of HCM anticipated to grow 5x the rate of the general U.S. population US HCM Patients (in ‘000) Illustrative Potential 1,2 Potential 500K nHCM Launch oHCM Launch >90% >80% CMI-Eligible patients available 1 300K Projected Diagnosed HCM Patients 3 (5x the growth rate of the US population) Symptomatic o/nHCM Patients 3 (Considered for CMI) >$5B Potential Potential CMI Use: 25-40% of 3 US Market diagnosed, symptomatic HCM patients 1. DoF: SHA; Symphony PTD (Patient Transaction Data): Includes patients diagnosed since 2016 and having any HC transaction in the claims data universe in the last year June 2022-May 2023); https://www.ajconline.org/article/S0002-9149(21)00783-9/fulltext; CYTK is forecasting an average growth rate of 5% over the coming decade; 2. Butzner et al 2021 estimated a 8% growth rate in diagnosed HCM patients between 2013-2019 3. Internal forecasts Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. Projections and forecasts for illustration 34 HCM Patients

Cardiologists Located in Concentrated Geographic Clusters Across the US ~75% of the HCM patient volume is treated by ~10,000 cardiologists Geographic Distribution of HCM Patients HCM Patient Concentration by Cardiologist 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 7,000 10,000 30,000 … Note: includes only patients who are treated by a cardiologist - not all patients see a cardiologist; sample of 67K HCM patients Source: Symphony PTD (Patient Transaction Data); mapping of HCPs to HCOs using Definitive Healthcare Data 2023 and 7/2023 mapping; Patient volume by dominant Cardiologist Location 7/2023 Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 35

Gated Build of Commercial Infrastructure Majority of spending to occur closer to potential approval in 2025 2/3 of hiring to occur at-approval Key activities after SEQUOIA-HCM readout Continued insight generation Market access strategy validation Commercial leadership Pricing strategy finalization Marketing Distribution approach HEOR Payer engagement Patient services Brand strategy evolution 1/3 of hires Access & distribution pre-approval Customer account identification Field operations Launch campaign development Commercial learning & Customer Experience development Payer Pre-approval Information Exchange 2/3 of hires at approval Sales force planning Sales team leadership Data & Technology Infrastructure build Omnichannel execution Sales representatives Market development rollout Initiated upon FDA approval Media purchases Patient support programs Peer to peer engagement Aficamten is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. HCP Omnichannel launched 36

Omecamtiv Mecarbil 37

Omecamtiv Mecarbil: Mechanism of Action

Omecamtiv mecarbil shifted equilibrium in favor of the pre-powerstroke state

"More hands pulling on the rope"


OM
P_i
ADP
Mechanochemical domain

Pre-Powerstroke State

Before *Omecamtiv Mecarbil*



Actin sliding

After *Omecamtiv Mecarbil*



Actin sliding

Malik, et al. Science 2011; 1439-1443
Planelles-Herrero, et al. Nature Comm 2017; 1-10
Shen et al, Circ HF, July 2010, 522-527
Teerlink, et al. JACC-HF 2020; 329-340

***Omecamtiv mecarbil* is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.**

Cytokinetics
38

GALACTIC-HF: Clinical Trial Overview Phase 3 clinical trial Event-driven clinical trial; 8256 patients randomized in 35 countries at 944 clinical trial sites Chronic HFrEF Patients Currently hospitalized for Inpatients Omecamtiv mecarbil + Standard HF Therapy primary reason of HF (25% of enrollment) History of hospitalization or ER/ED admission for a primary History of Hospitalization Placebo + Standard HF Therapy reason of HF within 1 year or ER/ED visit for a primary (75% of enrollment) reason of HF within 1 year Study Visits D1 W2 W4 W6 W8 W12 W24 W36 W48 Q16W Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 39 Screening Randomization 1:1 End of Study

Primary Composite Endpoint 50 Placebo HR = 0.92 45 (95% CI, 0.86–0.99) Omecamtiv 40 P = 0.025 mecarbil 35 CV Death 30 HR = 1.01 (95% CI, 0.92–1.11) 25 P = 0.86 20 Omecamtiv 15 mecarbil 10 5 0 18 0 6 12 24 30 36 Months (30 days) since randomization Patients at risk, n Placebo 4112 3310 2889 2102 1349 647 141 OM 4120 3391 2953 2158 1430 700 164 Time to first HF event or CV death Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 40 Cumulative incidence, %

Benefit Observed to Increase As Baseline LVEF Decreased Incidence of Primary Composite Endpoint Relative Treatment Effect on Primary Endpoint 60 1.2 50 Placebo 40 Treatment 1.0 Effect 30 0.8 Omecamtiv mecarbil 20 0.6 2414 patients 5,842 patients 10 10 15 20 25 30 35 10 15 20 25 30 35 Ejection fraction (%) Ejection fraction (%) Baseline ≤ median (28%) 0.84 (0.77, 0.92) Pre- LVEF > median (28%) 1.04 (0.94, 1.16) specified Subgroup Interaction P-value = 0.004 ARR = Absolute Risk Reduction. RRR = Relative Risk Reduction. Teerlink JR., Diaz R., Felker GM., et al. Effect of Ejection Fraction on Clinical Outcomes in Patients treated with Omecamtiv Mecarbil in GALACTIC-HF. JACC. 2021 Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 41 Incidence Rate (per 100 py) Treatment Effect (Ratio)

In Post-Hoc Analysis, Greater Benefit in Patients with Worsening HF Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 42

Safety Results in Low LVEF Subgroup Were Observed to Continue Incidences of SAEs, ventricular arrhythmias, & cardiac ischemic events were similar LVEF ≤28% Overall Population Incidence of stroke was lower with omecamtiv mecarbil Omecamtiv Omecamtiv Mecarbil Placebo Mecarbil Placebo N=4110 N=4101 N=2208 N=2236% % % % Serious adverse events 57.7 59.4 58.8 61.9 Adverse events Ventricular tachyarrhythmia (narrow SMQ) 7.1 7.4 8.0 8.2 Torsade de pointes/QT prolongation (SMQ) 4.3 4.8 5.2 5.8 Serious adverse ventricular arrhythmia requiring Rx 2.9 3.1 3.4 3.6 Adjudicated major cardiac ischemic event 4.9 4.6 4.6 4.2 Myocardial infarction 3.0 2.9 3.0 2.9 Hospitalized for unstable angina 0.6 0.3 0.4 0.2 Coronary revascularization 2.8 2.9 2.6 2.5 Adjudicated stroke 1.6 2.8 2.1 2.6 GALACTIC-HF CSR Table 14.3.4.5.27 Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 43

Omecamtiv Mecarbil: Current Status Received CRL from FDA Withdrew MAA from EMA GALACTIC-HF not sufficiently Withdrew the MAA from the EMA persuasive to establish substantial based on feedback from the CHMP evidence of effectiveness for indicating that the Committee will reducing the risk of heart failure not be able to conclude that the events and cardiovascular death in benefits outweigh the risks on the adults with chronic HFrEF basis of the results from GALACTIC-HF alone Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 44

Omecamtiv Mecarbil: HFrEF Epidemiology Heart Failure Prevalence All HF Patients 2023, US 8.0 18% 6.0 4.0 7.1 7.1 7.1 2.0 0.0 Tsao 2023 AHA Racine 2022 CVrg Bionest 2021 LVEF <30% LVEF >30% 7.1M (2023) Circ Heart Fail. 2012;5:720-726 REAL HFrEF Study 2021 Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 45 HF Prevalence (M)

Omecamtiv Mecarbil: SOC Not Addressing Needs of Patients with EF <30%

Physician Experience with HFrEF Treatment

Physicians have many tools in their toolbox –ACEs, ARBs, Entresto and SGLT2s are standard of care

They're balancing maximally tolerated treatment with side effects and safety

They're still looking for something more to treat patients with severely reduced LVEF

Proposed Patient Type for *Omecamtiv Mecarbil*

- EF <30%
- Not responding to current treatment options, recently hospitalized
- Patients with renal insufficiency / hypotension / elevated NT-pro BNP
- Have contraindications limiting necessary SoC dose increases, e.g. low BP or renal dysfunction
- Higher NYHA grade

Omecamtiv mecarbil is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established.

Cytokinetics
46

CK-586 47

CK-586: Distinct Mechanism of Action from Aficamten “Fewer hands pulling on the rope” Before CK-586 After CK-586 Mechanochemical CK- domain 586 ATP Post-Powerstroke State Actin sliding Actin sliding CK-586 is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 48

Heart Failure with Preserved Ejection Fraction (HFpEF)

Despite broad use of standard treatments and advances in care, the prognosis for patients with heart failure is poor[1]

8.5 million

Americans will have heart failure by 2030[2]

~50%

HF patients have HFpEF[3] & prevalence of HFpEF is increasing[2,4]

~75%

HFpEF patients will die within five years of initial hospitalization[2]

~84%

HFpEF patients will be rehospitalized[2]

1. Jhund PS, MacIntyre K, Simpson CR, et al. Long-Term Trends in First Hospitalization for Heart Failure and Subsequent Survival Between 1986 and 2003. Circulation. 2009;119:515-523.
2. Bozkurt B, Ahmad T, Alexander KM, Baker WL, Bosak K, Breathett K, Fonarow GC, Heidenreich P, Ho JE, Hsich E, Ibrahim NE, Jones LM, Khan SS, Khazanie P, Koelling T, Krumholz HM, Khush KK, Lee C, Morris AA, Page RL 2nd, Pandey A, Piano MR, Stehlik J, Stevenson LW, Teerlink JR, Vaduganathan M, Ziaeian B; Writing Committee Members. Heart Failure Epidemiology and Outcomes Statistics: A Report of the Heart Failure Society of America. J Card Fail. 2023 Oct;29(10):1412-1451. doi: 10.1016/j.cardfail.2023.07.006. Epub 2023 Sep 26. PMID: 37797885; PMCID: PMC10864030.
3. Dunlay SM, Roger VL, Weston SA, Jiang R, Redfield MM. Longitudinal changes in ejection fraction in heart failure patients with preserved and reduced ejection fraction. Circ Heart Fail. 2012 Nov;5(6):720-6. doi: 10.1161/CIRCHEARTFAILURE.111.966366. Epub 2012 Aug 30. PMID: 22936826; PMCID: PMC3661289.
4. Yancy CW, Jessup M, Bozkurt B, et al. 2013 ACCF/AHA Guideline for the Management of Heart failure: A Report of the American College of Cardiology Foundation/American Heart Association Task Force on Practice Guidelines. Circulation. 2013;128:e240-e327.

Cytokinetics
49

CK-586: Shallow In Vivo Concentration-Response CK-586 will have a shorter half-life in humans than aficamten Pharmacodynamic window Fractional shortening IC /IC ratio 50 10 mavacamten 2.8x aficamten 9.9x CK-586 9.3x IC : plasma concentration at 10% relative reduction in fractional shortening 10 IC : plasma concentration at 50% relative reduction in fractional shortening 50 Compound half-life Actual Predicted in humans aficamten ~3 days 2.8 days CK-586 TBD 15 hours Aficamten CK-4021586 (3 – 30 mg/kg, PO) CK-586 is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 50

Phase 1 Data Support Advancement to Phase 2 Clinical Trial Full data to be presented at a medical congress in 2H 2024 Phase 1 Design Key Findings • Pharmacodynamics were evaluated using echocardiography and consistent with expectations • 7 SAD cohorts (10 mg to 600 mg) comprised of 10 participants each • CK-586 was generally safe and well- tolerated with linear PK • 2 MAD cohorts (100 and 200 mg once daily) comprised of 10 participants each • No series adverse events were observed • Stopping criteria were not met CK-586 is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy have not been established. 51

Corporate Profile 52

Myosin Platform Drives Multiple Data Milestones and Potential Approvals


Potential FDA Approval
Results
For illustrative purposes only
Aficamten SEQUOIA-HCM Results
Aficamten oHCM Potential Approval
Aficamten MAPLE-HCM Results
Aficamten oHCM First-line Potential Label Exp.
CK-586 Phase 2 Results
Aficamten ACACIA-HCM Results
Aficamten nHCM Potential Approval
CK-586 Phase 3 Results
Emerging Pipeline
2024
Aficamten SEQUOIA-HCM Results
Aficamten oHCM Potential Approval
Aficamten MAPLE-HCM Results
Aficamten oHCM First-line Potential Label Exp.
CK-586 Phase 2 Results
Aficamten ACACIA-HCM Results
Aficamten nHCM Potential Approval
CK-586 Phase 3 Results
Emerging Pipeline
2025-2026
Aficamten SEQUOIA-HCM Results
Aficamten oHCM Potential Approval
Aficamten MAPLE-HCM Results
Aficamten oHCM First-line Potential Label Exp.
CK-586 Phase 2 Results
Aficamten ACACIA-HCM Results
Aficamten nHCM Potential Approval
CK-586 Phase 3 Results
Emerging Pipeline
2027-2028
Enhancing shareholder value

Cytokinetics

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Balance Sheet & Financial Guidance Approximately 2 years of cash runway based on 2024 guidance* 2024 Condensed Balance Sheet in millions As of 3/31/2024 Total $634.3 Cash and investments 2024 Financial Guidance Accounts receivable $0.8 $68.0 PPE • GAAP Operating (R&D and G&A) $535 to $555 million Leased assets $78.2 Expense: $26.8 Other assets • Non-cash expenses included in Total Assets $808.1 $115 to $105 million GAAP Operating Expense**: Convertible Debt, net $549.8 $390.2 Liability related to sale of future royalties • Operating Expense (R&D and G&A) $420 to $450 million Lease liability $136.8 excluding non-cash expenses $127.4 Other liabilities Total Liabilities $1,204.2 Working capital $549.8 • Expected Net Cash Utilization***: $390 to $420 million Accumulated deficit ($2,247.9) Stockholders’ deficit ($396.2) Wtd Avg Basic Shares Outstanding (million) 101.9 * Including up to $175M we expect to be available to us under our loan agreement with Royalty Pharma, upon satisfaction of conditions. **Non-cash expenses included in GAAP Operating Expenses are comprised of stock-based compensation and depreciation. Non-cash expense is a non-GAAP financial measure that should be considered as supplemental information regarding our operations and should not be considered without also considering our results prepared in accordance with U.S. GAAP. It should not be considered as a substitute for, or superior to, our U.S. GAAP results. We believe non- cash expenses is a relevant and useful operational measure as our management uses it to budget and plan for the business and also useful to investors because similar measures are used by securities analysts, investors and others in their evaluation of companies in similar industries. Non-cash expense as we present it may not be comparable with similarly titled operational measures used by other companies. Our expectations regarding non-cash expenses are based on information currently available to us, but are forward-looking statements subject to change. ***We define “Net Cash Utilization” as change in cash, cash equivalents and investments year over year. 54

Planned 2024 Milestones Af Aic fica am mtt ee nn CK-586 Share full data from Phase 1 study Complete enrollment of MAPLE-HCM Submit NDA to FDA in Q3 2024 and of CK-586 in 2H 2024 MAA to EMA in Q4 2024 in Q3 2024 Initiate Phase 2 study Continue enrollment in ACACIA-HCM of CK-586 in Q4 2024 Continue enrollment of CEDAR-HCM In 2024 in 2024 Pre-Clinical Development & Ongoing Research Begin Phase 1 study of aficamten in Initiate clinical development with healthy Japanese volunteers another muscle-directed in Q2 2024 compound in 2024 Aficamten and CK-586 are investigational drugs and have not been approved. Their safety and efficacy have not been established. 55

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